Exhibit 21.1
List of Subsidiaries of Celanese Corporation
(As of December 31, 2023)

Name of Company	Jurisdiction
Aggregate Ownership of more than 70% (100% aggregate ownership unless otherwise indicated)
Acetate (Malta) Company Limited	Malta
Acetate Belgium Holdings B.V.	Netherlands
Acetate Belgium Holdings LLC	Delaware
Acetate Europe Coöperatief U.A.	Netherlands
Acetate Holdings LLC	Delaware
Acetate Intermediate Holdings LLC	Delaware
Acetate International LLC	Delaware
Acetate Hong Kong Holdings LLC	Delaware
Acetate Luxembourg S.à r.l.	Luxembourg
Acetate Sales U.S. Ltd.	Texas
Acetate UTP Holdings LLC	Delaware
Acetex Chimie S.A.S.	France
Advanced Elastomer Systems Limited	United Kingdom
CCC Environmental Management and Solutions GmbH & Co. KG	Germany
CCC Environmental Management and Solutions Verwaltungs-GmbH	Germany
CdwllMex S. de R.L. de C.V.	Mexico
CE Mexico Holdings LLC	Delaware
CE Receivables LLC	Delaware
Celanese (Bermuda) EM/AC GP Limited	Bermuda
Celanese (Bermuda) EM/AC L.P.	Bermuda
Celanese (Bermuda) Holdings 2 L.P.	Bermuda
Celanese (Bermuda) Holdings GP Limited	Bermuda
Celanese (Bermuda) JV Holdings II GP Limited	Bermuda
Celanese (Bermuda) JV Holdings II L.P.	Bermuda
Celanese (Bermuda) Manufacturing Holdings Limited	Bermuda
Celanese (Bermuda) Mercury GP Limited	Bermuda
Celanese (China) Holding Co., Ltd.	China
Celanese (Germany) Infraserv Holdings I GmbH	Germany
Celanese (Germany) Infraserv Holdings 2 GmbH	Germany
Celanese (Malta) 2 Partnership	Germany
Celanese (Malta) Acetyls Holding Limited	Germany
Celanese (Malta) Company 2 Limited	Malta
Celanese (Malta) Company Limited	Malta
Celanese (Malta) EM Holdings Limited	Malta
Celanese (Malta) EUR FinCo Limited	Malta
Celanese (Malta) Finance Holdings Limited	Malta
Celanese (Malta) Finance Holdings 2 Limited	Malta
Celanese (Malta) Holdings 3 Limited	Malta
Celanese (Malta) JPY FinCo Limited	Malta
Celanese (Malta) Partnership	Malta
Celanese (Nanjing) Business Management Co. Ltd.	China
Celanese (Nanjing) Chemical Co., Ltd.	China
Celanese (Shanghai) International Trading Co., Ltd.	China
Celanese (Shanghai) Polymers Co., Ltd.	China
Celanese (Shenzhen) Investment Co., Ltd.	China

Celanese (Shenzhen) Performance Materials Investment Co., Ltd.	China
Celanese (Suzhou) Engineering Plastics Co., Ltd.	China
Celanese (Switzerland) Acetyls Holdings Sàrl	Switzerland
Celanese (Switzerland) AT Holdings Sàrl	Switzerland
Celanese (Switzerland) IP Holdings 2 Sàrl	Switzerland
Celanese (Switzerland) IP Holdings Sàrl	Switzerland
Celanese (Switzerland) IPCo Sàrl	Switzerland
Celanese (Thailand) Limited	Thailand
Celanese Acetate C.V.	Netherlands
Celanese Acetate LLC	Delaware
Celanese Acetate Holdings LLC	Delaware
Celanese Acetyls IP Germany GmbH	Germany
Celanese Americas LLC	Delaware
Celanese Beteiligungs GmbH	Germany
Celanese BV	Belgium
Celanese Canada Holdings Limited	United Kingdom
Celanese Canada ULC	Canada
Celanese Chemicals, Inc.	Delaware
Celanese Chemicals India Private Limited	India
Celanese Chemicals S.A. (Pty) Ltd.	South Africa
Celanese China Holdings LLC	Delaware
Celanese Comercial S. de R.L. de C.V.	Mexico
Celanese Deutschland Holding GmbH	Germany
Celanese Emulsions Limited	United Kingdom
Celanese Emulsions Pension Plan Trustees Limited	United Kingdom
Celanese Europe B.V.	Netherlands
Celanese EVA Performance Polymers LLC	Delaware
Celanese Europe Holdings LLC	Delaware
Celanese Far East Limited	Hong Kong
Celanese Finance Company Limited	Hong Kong
Celanese Finance Holdings 2 Limited	Jersey
Celanese Foreign Holdings UK Limited	United Kingdom
Celanese France Holdings S.à r.l.	Luxembourg
Celanese Global Relocation LLC	Delaware
Celanese Holding 1, S. de R.L. de C.V.	Mexico
Celanese Holding Company Limited	Hong Kong
Celanese Holdings (Malta) 2 Limited	Malta
Celanese Holdings (Malta) Limited	Malta
Celanese Holdings Germany One GmbH	Germany
Celanese Holdings Germany Two GmbH	Germany
Celanese Holdings UK 1 Limited	United Kingdom
Celanese Holdings UK 2 Limited	United Kingdom
Celanese Holdings UK 3 Limited	United Kingdom
Celanese Hong Kong Holdings LLC	Delaware
Celanese Hungary Kft.	Hungary
Celanese India Holdings B.V.	Netherlands
Celanese Internal Finance Limited	Hong Kong
Celanese International Corporation	Delaware

Celanese IP Germany GmbH	Germany
Celanese IP Hungary Bt.	Hungary
Celanese ISH Holdings LLC	Delaware
Celanese Japan Limited	Japan
Celanese Korea Ltd.	Korea
Celanese Ltd.	Texas
Celanese Materials India Limited	India
Celanese Materials México S. de R.L. de C.V.	Mexico
Celanese Mediterranean Holdings LLC	Delaware
Celanese Mexico Holdings LLC	Delaware
Celanese Operations México S. de R.L. de C.V.	Mexico
Celanese Production Belgium BV	Belgium
Celanese Production Germany GmbH & Co. KG	Germany
Celanese Production Italy S.r.l.	Italy
Celanese Production Netherlands B.V.	Netherlands
Celanese Production Sweden AB	Sweden
Celanese Production Switzerland AG	Switzerland
Celanese Production UK Limited	United Kingdom
Celanese Property Germany GmbH & Co. KG	Germany
Celanese PTE. LTD.	Singapore
Celanese S.A.	Argentina
Celanese Sales Austria GmbH	Austria
Celanese Sales Czech Republic s.r.o.	Czech Republic
Celanese Sales France S.A.S.	France
Celanese Sales Germany GmbH	Germany
Celanese Sales Ibérica, S.L.U.	Spain
Celanese Sales Italy S.r.l.	Italy
Celanese Sales Netherlands B.V.	Netherlands
Celanese Sales UK Limited	United Kingdom
Celanese Sales U.S. Ltd.	Texas
Celanese Services Belgium BV	Belgium
Celanese Services Germany GmbH	Germany
Celanese Services Italy S.r.l.	Italy
Celanese Services UK Limited	United Kingdom
Celanese Shanghai Holdings LLC	Delaware
Celanese Singapore Acetyls Holding PTE. LTD.	Singapore
Celanese Singapore Chemical Holding PTE. LTD.	Singapore
Celanese Singapore PTE. LTD.	Singapore
Celanese Singapore VAM PTE. LTD.	Singapore
Celanese Singapore Emulsions PTE. LTD.	Singapore
Celanese Switzerland AG	Switzerland
Celanese US Holdings LLC	Delaware
Celanese US IPCo, Inc.	Delaware
Celanese Ventas Mexico S. de R.L. de C.V.	Mexico
Celanese Worldwide Holdings 2 LLC	Delaware
Celanese Worldwide Holdings 3 Corporation	Delaware
Celanese Worldwide Holdings 4 LLC	Delaware
Celanese Worldwide Holdings LLC	Delaware

Celtran, Inc.	Delaware
Celwood Insurance Company	Vermont
CELX Investments S.à r.l.	Luxembourg
CEMX Holdings LLC	Delaware
CNA Holdings LLC	Delaware
DP Polymer Products (UK) Ltd (Celanese Polymer Products UK Ltd. effective February 2024)	United Kingdom
DPP Polymer Products Canada Company (Celanese Polymer Products Canada Company effective February 2024)	Canada
DPP Polymer Products Canada Holding Inc. (Celanese Polymer Products Canada Holdings Inc. effective February 2024)	Canada
Du Pont Apollo (Shenzhen) Limited (Celanese (Shenzhen) Engineered Materials Co., Ltd. effective February 2024)	China
Du Pont China Limited (Celanese Mercury Holdings Inc. effective February 2024)	Delaware
Du Pont Kabushiki Kaisha (Celanese Kabushiki Kaisha effective February 2024)	Japan/Delaware
DuPont (Hong Kong) Electronic Materials Limited (Celanese Electronic Materials Hong Kong Limited effective February 2024)	Hong Kong
DuPont (Korea) Inc (Celanese Materials Korea Inc. effective February 2024)	Korea
DuPont (Shanghai) Electronic Materials Co., Ltd. (Celanese (Shanghai) Electronic Materials Co., Ltd. effective February 2024)	China
DuPont (UK) Electronic Materials Limited (Celanese Electronic Materials UK Limited effective February 2024)	United Kingdom
DuPont De Nemours (Nederland) B.V. (Celanese Polymer Products Netherlands B.V. effective February 2024)	Netherlands
DuPont Deutschland Real Estate GmbH (Celanese Mercury Property Germany GmbH effective February 2024)	Germany
DuPont Deutschland Real Estate Holding GmbH (Celanese Property Holding Germany GmbH effective February 2024)	Germany
DuPont Electronic Materials Kabushiki Kaisha (Celanese Electronic Materials Kabushiki Kaisha effective February 2024)	Japan
DuPont Electronics Microcircuits Industries, Ltd. (Celanese Microcircuits Industries, Ltd. effective February 2024)	Bermuda
DuPont Performance Solutions (Singapore) Pte. Ltd. (Celanese Performance Solutions Singapore Pte. Ltd. effective February 2024)	Singapore
DuPont Performance Solutions Belgium B.V. (Celanese Performance Solutions Belgium BV effective February 2024)	Belgium
DuPont Performance Solutions Deutschland GmbH	Germany
DuPont Performance Solutions Limited (Celanese Performance Solutions Company Limited effective February 2024)	Taiwan
DuPont Performance Solutions Switzerland Sàrl (Celanese Performance Solutions Switzerland Sàrl effective February 2024)	Switzerland
DuPont Performans Çözümleri Endüstriyel Ürünler Ticaret Limited Şirketi (Celanese Turkey Performans Çözümleri Limited Şirketi effective February 2024)	Turkey
DuPont Polymer Products (Thailand) Limited (Celanese Polymer Products (Thailand) Company Limited effective February 2024)	Thailand
DuPont Polymer Products, LLC (Celanese Polymer Products, LLC effective February 2024)	Delaware
DuPont Polymers, Inc. (Celanese Polymers Holding, Inc. effective February 2024)	Delaware
DuPont Specialty Products Austria GmbH	Austria
DuPont Trading (Shanghai) Co., Ltd. (Celanese (Shanghai) Chemical Trading Co., Ltd. effective February 2024)	China

DuPont Uentrop GmbH (Celanese Uentrop GmbH effective February 2024)	Germany
Elwood Limited	Bermuda
FKAT LLC	Delaware
Grupo Celanese, S. de R.L. de C.V.	Mexico
Holding Softer America S. de R.L. de C.V	Mexico
Infraserv Verwaltungs GmbH	Germany
KEP Americas Engineering Plastics, LLC	Delaware
Laird 2 Limited (Celanese Mercury Holdings UK Limited effective February 2024)	United Kingdom
Nutrinova IP Germany GmbH	Germany
Performance Solutions do Brasil Comércio de Polímeros Ltda	Brazil
Performance Solutions Holding, Inc.	Delaware
Performance Solutions Hong Kong Company Limited	Hong Kong
Performance Solutions Japan Kabushiki Kaisha	Japan
Performance Solutions Luxembourg	Luxembourg
Performance Specialty Products (India) Private Limited	India
Performance Specialty Products Argentina S.A.U.	Argentina
Performance Specialty Products Sverige AB	Sweden
PM China, Inc.	Delaware
Polymer Products France SAS	France
Polymer Products Italy S.r.l.	Italy
Polymer Solutions Ibérica S.L.U.	Spain
Polymers & Resins de México S. de R.L. de C.V.	Mexico
PP EMEA Holding 1 B.V.	Netherlands
PT Celanese Indonesia Operations	Indonesia
PT Celanese Indonesia Services	Indonesia
RIOMAVA GmbH	Germany
Santoprene Production Pensacola LLC	Delaware
Servicios Corporativos Celanese S. de R.L. de C.V.	Mexico
SP Asia, LLC	Delaware
SP China, Inc.	Delaware
SP EMEA Holding 2 B.V.	Netherlands
SP India Holding 1 B.V.	Netherlands
SP International Holding 1 B.V.	Netherlands
Specialty Products Czech Republic s.r.o.	Czech Republic
Specialty Products DPP, Inc. (Celanese Specialty Products, Inc. effective February 2024)	Delaware
Specialty Products Hungary Kft.	Hungary
Specialty Products Poland sp. z.o.o.	Poland
T&I NL Holding B.V.	Netherlands
Tenedora Tercera de Toluca S. de R.L. de C.V.	Mexico
Ticona Fortron Inc.	Delaware
Ticona LLC	Delaware
Ticona Polymers, Inc.	Delaware
Ticona Polymers Ltda.	Brazil

Aggregate Ownership of 70% or less
Celanese Filaments-Americas, LLC[1]	Delaware

Celanese Xingda Filaments Company Limited[1]	China
CTE Petrochemicals Co.[2]	Cayman Islands
DuBay Polymer GmbH[2]	Germany
DuPont Filaments Europe, BV1	Netherlands
DuPont Hongji Films Foshan Co. Ltd.[3]	China
DuPont Teijin Films China Ltd.[4] (Mylar Specialty Films China Limited effective February 2024)	Hong Kong
DuPont Teijin Films Luxembourg S.A.[2] (Mylar Specialty Films Luxembourg S.A. effective February 2024)	Luxembourg
DuPont Teijin Films Netherlands B.V.[2]	Netherlands
DuPont Teijin Films UK Ltd.[2] (Mylar Specialty Films UK Limited effective February 2024)	United Kingdom
DuPont Teijin Films U.S. Limited Partnership[5] (Mylar Specialty Films U.S. Limited Partnership effective February 2024)	Delaware
DuPont Teijin Hongji Films Ningbo Co. Ltd.[3]	China
Fairway Methanol LLC[2]	Delaware
Fortron (Shanghai) International Trading Co. Ltd.[2]	China
Fortron Industries, LLC[2]	North Carolina
Fortron China Holdings LLC[2]	Delaware
InfraServ GmbH & Co. Gendorf KG6	Germany
Infraserv GmbH & Co. Höchst KG7	Germany
InfraServ GmbH & Co. Wiesbaden KG8	Germany
Korea Engineering Plastics Co., Ltd.[2]	Korea
Kunming Cellulose Fibers Company, Limited[9]	China
National Methanol Company[10]	Saudi Arabia
Nantong Cellulose Fibers Company, Limited[11]	China
Nutrinova Germany GmbH[9]	Germany
Nutrinova Holdings GmbH[9]	Germany
Nutrinova Netherlands B.V.[9]	Netherlands
Nutrinova US LLC[9]	Delaware
Teijin-DuPont Films, Incorporated[2] (Mylar Specialty Films Incorporated effective February 2024)	Delaware
Toray Celanese Co. Ltd.[2]	Japan
Yncoris GmbH & Co. KG12	Germany
Zhuhai Cellulose Fibers Company, Limited[9]	China

1	Aggregate ownership is 70.00%

2	Aggregate ownership is 50.00%

3	Aggregate ownership is 26.01%

4	Aggregate ownership is 51.00%

5	Aggregate ownership is 49.93%

6	Aggregate ownership is 29.90%

7	Aggregate ownership is 31.20%

8	Aggregate ownership is 7.90%

9	Aggregate ownership is 30.00%

10	Aggregate ownership is 25.00%

11	Aggregate ownership is 30.68%

12	Aggregate ownership is 21.90%